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                                                                    EXHIBIT 99.5


                                                                  EXECUTION COPY


                   AMENDMENT NO. 4 TO ASSET PURCHASE AGREEMENT

                  This Amendment No. 4 (the "Amendment"), dated as of September 30, 2003, has been entered into between the signatories hereto for the purpose of amending the Asset Purchase Agreement, dated as of June 30, 2003, between The Top-Flite Golf Company (f/k/a Spalding Sports Worldwide, Inc.) and Callaway Golf Company, as amended (the "Asset Purchase Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Asset Purchase Agreement.

1.       Amendments.

         1.1 Pursuant to Section 1.3.2 of Amendment No. 2 to the Asset Purchase Agreement, the Purchase Price is equal to $169,294,000.

         1.2 On September 15, 2003, pursuant to Amendment No. 3 to the Asset Purchase Agreement, (i) the Purchaser paid to the Seller an amount equal to $120,150,000, (ii) the Purchaser paid to the Escrow Agent an amount equal to $8,000,000, which amount is equal to the Indemnity Deposit and (iii) the Purchase Price was adjusted as follows:

                  1.2.1 Pursuant to Section 1.6(a) of the Asset Purchase Agreement, the Purchase Price was reduced by $5,455,000, which amount was equal to the decrease in Target Inventory and the Deemed Closing Date A/R Value of the Accounts Receivable of the Seller.

                  1.2.2 Pursuant to Section 1.7(a)(iv) of the Asset Purchase Agreement, the Purchase Price was reduced by $2,671,000, which amount was equal to the estimated increase in the A/R Reconciliation above $3,740,000.

         1.3 On the date hereof, the Purchaser shall pay to the Seller, or a party designated by the Seller, an amount equal to $30,995,000 (the "Payment"), which amount is calculated by adjusting the Purchase Price as follows:

                  1.3.1 Pursuant to Section 1.6 of Amendment No. 3 to the Asset Purchase Agreement, the Purchase Price shall be increased by $504,000, which amount is equal to the decrease of the A/R Reconciliation below $6,411,000. The parties agree and acknowledge that there shall be no further adjustment to the A/R Reconciliation.

                  1.3.2 Pursuant to Section 1.7 of Amendment No. 3 to the Asset Purchase Agreement, the Purchase Price shall be increased by $909,000, which amount shall be equal to the increase of the Deemed Closing Date A/R Value of the Accounts Receivable. The parties agree and acknowledge that there shall be no further adjustment to the Deemed Closing Date A/R Value of the Accounts Receivable transferred to the Purchaser on September 15, 2003.
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                  1.3.3 Pursuant to Section 1.6(a) of the Asset Purchase
Agreement, the Purchase Price shall be decreased by $1,423,000, which amount is equal to the decrease in the Target Inventory of the Foreign Subsidiaries.

                  1.3.4 Pursuant to Section 1.6(a) to the Asset Purchase Agreement, the Purchase Price shall be decreased by $6,148,000, which amount is equal to the decrease in the Deemed Closing Date A/R Value of the Accounts Receivable of the Foreign Subsidiaries.

                  1.3.5 The Purchase Price shall increase by $4,348,000, which amount is equal to the aggregate purchase price paid by the Purchaser for the accounts receivable and all trade receivables of the Foreign Subsidiaries arising primarily in connection with the operation or conduct of the Sporting Goods Business and the ETONIC Business (the "Sporting Goods A/R").

                  1.3.6 The Purchase Price shall increase by $473,000, which amount is equal to the aggregate purchase price paid by the Purchaser for the inventory relating to the Sporting Goods Business in Canada (the "Sporting Goods Inventory").

                  1.3.7 The Purchase Price shall increase by $103,000, which amount is equal to (x) the amount of the commissions overdrawn by the Seller's sales force (the "Sales Force Commissions") multiplied by (y) 0.75. The parties shall verify the Sales Force Commissions within 5 Business Days after the date hereof. If the Sales Force Commissions is greater than $137,333, then the Purchaser shall immediately pay to the Seller the amount of such excess multiplied by 0.75. If the Sales Force Commissions is less than $137,333, the Purchaser shall be reimbursed an amount equal to such deficiency multiplied by
0.75 from the Indemnity Deposit (without taking into account the Purchaser Recovery Threshold).

                  1.3.8 The Purchase Price shall decrease by $225,000, which amount is equal to the discount of Accounts Receivables of the Aussie Bob account debtor (the "Bad Debt Accounts"). The Purchaser agrees that if, upon verification by the Seller, the stated outstanding amount of the Bad Debt Accounts has already been reduced on the Books and Records, the Purchaser shall reimburse the Seller the amount of such reduction, up to a maximum reimbursement of $225,000, as soon as practicable following the date hereof.

                  1.3.9 The Purchase Price shall decrease by $564,000, which amount is equal to the amount due to the Purchaser (or its designee) from the Foreign Subsidiaries from sale of Inventory from the Purchaser to the Foreign Subsidiaries during the period between September 15, 2003 and September 30, 2003 (the "Intercompany Transfer"). The parties shall verify the amount of the Intercompany Transfer within 2 Business Days of the date hereof. The Seller agrees that if, upon verification by the parties, the amount of the Intercompany Transfer is greater than $564,000, then the Purchaser shall be reimbursed from the Indemnity Deposit (without taking into account the Purchaser Recovery Threshold), the amount equal to such excess. The Purchaser agrees that if, upon verification by the parties, the amount of the Intercompany Transfer is less than
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$564,000, then the Purchaser shall immediately pay to the Seller an amount equal to such deficiency. The Purchaser agrees that this Section 1.3.9 of the Amendment shall be its sole recourse to cause the Seller and the Foreign Subsidiaries to satisfy their obligations with regard to the Intercompany Transfer.

         1.4 The Payment shall be paid on the date hereof as follows:

                  1.4.1 $26,100,000 shall be paid directly to the Seller.

                  1.4.2 $4,895,000 shall be paid by the Purchaser to HSBC Bank Australia Limited ("HSBC") for the benefit of Top-Flite Australia Pty Ltd. ("TF Australia"). To the extent that the transfer made by the Purchaser to HSBC is greater than the amount owing by TF Australia to HSBC, HSBC shall transfer an amount equal to such excess to TF Australia. To the extent that the transfer made by the Purchaser to HSBC is less than the amount owing by TF Australia to HSBC, TF Australia shall transfer an amount equal to such deficiency to HSBC.

         1.5 As of the date hereof, the sum of (A) the gross asset value of the Sporting Goods A/R, excluding all reserves but otherwise determined in accordance with the same method of valuation as that used in the books and records of the Seller consistent with past practices, multiplied by 0.70 plus
(B) the Deemed Closing Date A/R Value of the Accounts Receivable of the Foreign Subsidiaries (excluding the Bad Debt Accounts) is equal to $16,443,000 (clauses
(A) and (B), collectively, the "International Deemed Closing Date A/R Value"), which shall be verified by the parties not later than October 31, 2003 based upon the Books and Records and consistent with the past practices of the Seller. The Purchase Price shall be adjusted as follows: (i) if the International Deemed Closing Date A/R Value, as finally determined, is equal to $16,443,000 there shall be no adjustment to the Purchase Price based on the amount of the International Deemed Closing Date A/R Value; (ii) if the International Deemed Closing Date A/R Value, as finally determined, is greater than $16,443,000, the Purchaser shall immediately pay to the Seller the amount of such excess; and
(iii) if the International Deemed Closing Date A/R Value, as finally determined, is less than $16,443,000, the Purchaser shall be reimbursed from the Indemnity Deposit (without taking into account the Purchaser Recovery Threshold) the amount of such deficiency. The Purchaser acknowledges and agrees that the provisions of this Section 1.5 of the Amendment are the sole provisions relating to the adjustment of the Purchase Price based on the amount of the International Deemed Closing Date A/R Value. The parties acknowledge that this Section 1.5 of the Amendment does not modify or amend Section 1.7 of the Agreement with regard to the Foreign Subsidiaries.

         1.6 Solely for purposes of the Bills of Sale or such other transfer document executed by the Foreign Subsidiaries and Section 2.25 of the Asset Purchase Agreement, the definitions of Accounts Receivable and Assigned Receivables (or any subset thereto) shall include the Sporting Goods A/R.
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         1.7 Solely for purposes of the Bills of Sale or such other transfer document executed by the Foreign Subsidiaries and Section 2.24 of the Asset Purchase Agreement, the definition of Inventory shall include the Sporting Goods Inventory.

2. No Further Amendments. Except as amended herein, the Asset Purchase Agreement will remain unchanged and in full force and effect.

3. Articles and Sections. The Article and Section headings in this Amendment are for reference only and shall not affect the interpretation of this Amendment.

4. Counterparts. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts together shall constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all, of the parties hereto.

                  [Remainder of Page Intentionally Left Blank]
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Amendment No. 4 to Asset Purchase Agreement

                  IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                      CALLAWAY GOLF COMPANY


                                      By:    /s/ Bradley J. Holiday
                                          --------------------------------------
                                          Name:  Bradley J. Holiday
                                          Title: Senior Executive Vice President
                                                 and Chief Financial Officer

                                      TFGC ESTATE INC.
                                      (f/k/a THE TOP-FLITE GOLF COMPANY)


                                      By:    /s/ Kevin Golmont
                                          --------------------------------------
                                          Name:  Kevin Golmont
                                          Title: Chief Restructuring Officer